FOUNDATION VARIABLE UNIVERSAL LIFE 1.1 (FVUL 1.1)

PREMIER VARIABLE UNIVERSAL LIFE 1.1 (PVUL 1.1)

ADVISOR VARIABLE UNIVERSAL LIFE (ADVUL)

ADVANCED VARIABLE UNIVERSAL LIFE (AVUL)

VARIABLE EXECUTIVE UNIVERSAL LIFE (VEUL)

VARIABLE EXECUTIVE UNIVERSAL LIFE 2 (VEUL2)

VARIABLE UNIVERSAL LIFE (VUL)

VARIABLE UNIVERSAL LIFE 2 (VUL2)

VARIABLE UNIVERSAL LIFE 3 (VUL3)

VARIABLE UNIVERSAL LIFE 4 (VUL4)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (SVUL)

VARIABLE UNIVERSAL LIFE – CASH VALUE (VUL-CV)

Flexible Premium Variable Universal Life Insurance Policy

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account A

Supplement dated March 20, 2013 to Prospectuses Dated October 1, 2012

This Supplement describes an important change that is being made to the asset allocation models available with your Policy or Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Asset Allocation Models, this supplement will alter the prospectuses for the flexible premium variable universal life policies/contracts listed above in the following manner:

Under the heading Policy Benefits or Contact Benefits the subheading Asset Allocation Program and its text are hereby deleted in its entirety.

The heading Asset Allocation Program and the subheadings General, The Asset Allocation Models, The Current Models and Selecting an Asset Allocation Model and its text are hereby deleted in its entirety.

A corresponding change is made throughout the prospectus deleting all references to Asset Allocations and Asset Allocation Models.

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If you have any questions, please call the Administrative Office Customer Service toll-free at 1-800-272-1642, or write the Administrative Office at Midland National Life Insurance Company, Variable Universal Life Customer Service, One Sammons Plaza, Sioux Falls, SD 57193.

Please retain this supplement for future reference.